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                                                                   EXHIBIT 10.14


                                    [LOGO]

                             QWEST COMMUNICATIONS
                           THE POWER OF CONNECTIONS


                                                               Joseph P. Nacchio
                                             President & Chief Executive Officer
                                                     555 17th Street, Suite 1000
                                                                Denver, CO 80202

September 24, 1997

Marc B. Weisberg
6 Cherry Hills Farm Ct.
Englewood, CO 80110

Dear Marc:

I am delighted to be able to offer you the position of Sr. Vice President, Corporate Development at Qwest Communications. This letter is intended to set forth the terms and conditions of your employment with Qwest.

1.   Your annual base salary will be $210,000.

2. You will be eligible to participate in Qwest's long-term incentive plan (Equity Incentive Plan). You will receive a non-qualified option of 200,000 shares at the market price on September 26, 1997 exercisable over ten years.

3. You will be eligible to participate in the executive bonus plan which is currently under development. This plan is projected to have an upside potential of a 40% bonus pay out. However, in your case, at the end of the first year of your employment, you are entitled to a guaranteed bonus of $80,000.

4. If you are terminated for any reason other than cause during your first year of employment, you will be entitled to a lump sum payment of one year's salary.

5.   Paid time off and disability plan information is attached.

6. This offer of employment is contingent upon your statement that you are not subject to any non-compete clause or similar restrictions which would in any way prevent you from exerting all your efforts toward the goals and objectives of Qwest.

Marc, I would like you to begin work at Qwest on Monday, September 29, 1997.




                   ________________________________________

                             QWEST COMMUNICATIONS
 555 SEVENTEENTH STREET DENVER, COLORADO 80202. 303-291-1400 FAX 203-291-1724
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Marc B. Weisberg
September 24, 1997
Page 2



Finally, I am really looking forward to your joining me at Qwest and working together to make this a great company. If you agree with the above terms and conditions, please sign below and return this letter to me. If you have any questions or need more information, I can be reached at 303/291-1410 or feel free to contact Ray Lee at 303/291-1688, who is working with me to help build our senior management team.

Sincerely,


/s/ Joseph B. Nacchio
Joseph B. Nacchio
President
Chief Executive Officer


I accept the above offer:


/s/ Marc B. Weisberg                                   9-24-97
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Marc. B. Weisberg                                 Date: